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                                                                    Exhibit 10.6

                            U.S. PLASTIC LUMBER CORP.
                        2300 West Glades Road, Suite 440
                              Boca Raton, FL 33431

August 31, 2001

Fusion Capital Fund II, LLC
222 Merchandise Mart Plaza
Suite 9-112
Chicago, Illinois  60654

RE:  U.S. PLASTIC LUMBER CORP.

Gentlemen:

         This letter is being delivered to confirm our understanding with respect to certain issues under that certain Amended and Restated Common Stock Purchase Agreement, dated as of May 16, 2001 (the "Purchase Agreement"), by and between U.S. PLASTIC LUMBER CORP., a Nevada corporation (the "Company") and FUSION CAPITAL FUND II, LLC ("Fusion"), with respect to the purchase by Fusion of up to $6,000,000 of common stock of the Company. All capitalized terms used in this letter that are not defined in this letter shall have the meanings set forth in the Purchase Agreement. The Company and Fusion agree follows:

(1) Section 11(k)(iii) of the Purchase Agreement is hereby amended and restated in its entirety as: "(iii) In the event that (x) the Company shall have failed to file with the SEC a registration statement registering the Purchase Shares and the Commitment Shares on before October 31, 2001, or (y) the SEC has not entered an order declaring such registration statement effective under the 1933 Act on or before February 28, 2002, or (z) the Commencement shall not have occurred on or before March 6, 2002, the Buyer shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability to the Company."

(2) The term "Registrable Securities" as defined in the Registration Rights Agreement shall be deemed to include the Warrant Shares as defined in that certain Warrant issued to Fusion by the Buyer as of the date hereof.

         In consideration of the forgoing, the Company shall immediately issue to Fusion 100,000 common stock purchase warrants in the form of Exhibit A attached hereto.

                                               Very truly yours,

                                               U.S. PLASTIC LUMBER CORP.


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------
ACKNOWLEDGED AND AGREED:
FUSION CAPITAL FUND II, LLC

By:
    ------------------------------
    A Managing Member